Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of October 31, 2020

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2020, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,159,440 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.  See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$417,746,477
Aggregate Outstanding Principal Balance – Treasury Bill	$57,915,609
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.86%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$359,830,868
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.14%
Number of Borrowers	12,176
Average Outstanding Principal Balance Per Borrower	$34,309
Number of Loans	21,477
Average Outstanding Principal Balance Per Loan – Treasury Bill	$36,912
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$18,075
Weighted Average Remaining Term to Scheduled Maturity	173 months
Weighted Average Annual Interest Rate	6.20%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	414	4,575,494	1.1
3.51% to 4.00%	871	15,260,713	3.7
4.01% to 4.50%	3,992	50,714,875	12.1
4.51% to 5.00%	6,150	92,810,640	22.2
5.01% to 5.50%	1,086	20,428,599	4.9
5.51% to 6.00%	960	18,590,595	4.5
6.01% to 6.50%	1,604	30,406,374	7.3
6.51% to 7.00%	2,561	55,038,227	13.2
7.01% to 7.50%	608	14,994,934	3.6
7.51% to 8.00%	1,297	39,318,944	9.4
8.01% to 8.50%	1,464	50,277,669	12.0
Equal to or greater than 8.51%	470	25,329,412	6.1

Total	21,477	$417,746,477	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,078	$5,429,454	1.3%
$5,000.00-$ 9,999.99	1,504	11,075,584	2.7
$10,000.00-$14,999.99	1,354	16,840,568	4.0
$15,000.00-$19,999.99	1,156	20,021,527	4.8
$20,000.00-$24,999.99	921	20,647,456	4.9
$25,000.00-$29,999.99	710	19,476,162	4.7
$30,000.00-$34,999.99	636	20,618,085	4.9
$35,000.00-$39,999.99	550	20,600,019	4.9
$40,000.00-$44,999.99	466	19,736,444	4.7
$45,000.00-$49,999.99	380	18,003,111	4.3
$50,000.00-$54,999.99	309	16,232,212	3.9
$55,000.00-$59,999.99	248	14,251,404	3.4
$60,000.00-$64,999.99	227	14,185,022	3.4
$65,000.00-$69,999.99	162	10,927,390	2.6
$70,000.00-$74,999.99	142	10,277,866	2.5
$75,000.00-$79,999.99	119	9,247,890	2.2
$80,000.00-$84,999.99	111	9,121,480	2.2
$85,000.00-$89,999.99	122	10,657,771	2.6
$90,000.00-$94,999.99	102	9,442,132	2.3
$95,000.00-$99,999.99	87	8,491,608	2.0
$100,000.00 and above	792	132,463,292	31.7

Total	12,176	$417,746,477	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	20,622	$389,737,699	93.3%
31-60 days	331	8,745,481	2.1
61-90 days	223	9,106,862	2.2
91-120 days	138	5,325,658	1.3
121-150 days	38	1,655,831	0.4
151-180 days	36	1,079,813	0.3
181-210 days	22	495,111	0.1
Greater than 210 days	67	1,600,023	0.4

Total	21,477	$417,746,477	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	48	$18,952	*
4 to 12	287	744,937	0.2%
13 to 24	1,602	3,380,989	0.8
25 to 36	1,516	5,289,079	1.3
37 to 48	995	5,345,776	1.3
49 to 60	958	7,311,091	1.8
61 to 72	810	7,812,479	1.9
73 to 84	2,254	19,368,454	4.6
85 to 96	1,383	15,127,138	3.6
97 to 108	938	12,874,425	3.1
109 to 120	893	14,381,976	3.4
121 to 132	1,299	27,873,429	6.7
133 to 144	2,428	50,733,696	12.1
145 to 156	1,365	33,467,027	8.0
157 to 168	925	27,253,760	6.5
169 to 180	747	25,239,445	6.0
181 to 192	588	21,174,623	5.1
193 to 204	486	19,530,791	4.7
205 to 216	389	16,964,442	4.1
217 to 228	292	13,558,236	3.2
229 to 240	256	12,189,351	2.9
241 to 252	175	10,356,292	2.5
253 to 264	140	7,489,329	1.8
265 to 276	87	5,672,434	1.4
277 to 288	83	6,526,276	1.6
289 to 300	141	11,841,861	2.8
301 to 312	275	23,611,653	5.7
313 to 324	22	1,968,931	0.5
325 to 336	14	1,043,995	0.2
337 to 348	18	2,231,113	0.5
349 to 360	38	5,075,919	1.2
361 and above	25	2,288,576	0.5

Total	21,477	$417,746,477	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	541	$14,118,415	3.4%
Forbearance	1,429	46,406,761	11.1
Repayment
First year in repayment	110	7,001,064	1.7
Second year in repayment	93	6,114,257	1.5
Third year in repayment	130	5,663,544	1.4
More than 3 years in repayment	19,174	338,442,435	81.0

Total	21,477	$417,746,477	100.0%

(1)Of the trust student loans in forbearance status, approximately 1,132 loans with an aggregate outstanding principal balance of $  10,732,903, representing 3% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 143.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.1	-	210.8
Forbearance	-	2.4	200.7
Repayment	-	-	166.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $14,118,415 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $10,247,522 or approximately 72.6% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	166	$3,241,256	0.8%
Alaska	23	389,209	0.1
Arizona	418	8,546,404	2.0
Arkansas	107	2,171,170	0.5
California	2,472	50,498,618	12.1
Colorado	328	5,590,399	1.3
Connecticut	326	5,716,476	1.4
Delaware	67	1,126,097	0.3
District of Columbia	72	1,303,477	0.3
Florida	1,346	32,251,948	7.7
Georgia	798	19,740,694	4.7
Hawaii	40	908,894	0.2
Idaho	69	1,526,731	0.4
Illinois	987	15,203,611	3.6
Indiana	290	4,286,439	1.0
Iowa	136	2,578,523	0.6
Kansas	332	6,009,671	1.4
Kentucky	116	1,987,067	0.5
Louisiana	630	12,461,827	3.0
Maine	62	1,369,414	0.3
Maryland	630	14,047,665	3.4
Massachusetts	709	9,436,935	2.3
Michigan	533	11,877,978	2.8
Minnesota	363	7,165,001	1.7
Mississippi	209	4,201,504	1.0
Missouri	500	9,644,387	2.3
Montana	34	572,484	0.1
Nebraska	40	852,487	0.2
Nevada	160	3,540,971	0.8
New Hampshire	89	1,681,539	0.4
New Jersey	552	10,696,105	2.6
New Mexico	93	2,523,208	0.6
New York	1,542	28,542,252	6.8
North Carolina	559	10,588,612	2.5
North Dakota	14	282,565	0.1
Ohio	80	1,433,678	0.3
Oklahoma	509	10,150,251	2.4
Oregon	414	7,782,204	1.9
Pennsylvania	688	12,106,910	2.9
Rhode Island	65	929,191	0.2
South Carolina	242	5,496,358	1.3
South Dakota	23	263,283	0.1
Tennessee	367	8,189,757	2.0
Texas	2,213	41,021,392	9.8
Utah	73	1,396,871	0.3
Vermont	31	405,400	0.1
Virginia	712	11,074,854	2.7
Washington	706	13,233,147	3.2
West Virginia	89	1,770,740	0.4
Wisconsin	257	6,041,850	1.4
Wyoming	16	140,330	*
Other	180	3,748,644	0.9

Total	21,477	$417,746,477	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	10,420	$151,897,445	36.4%
Other Repayment Options(1)	8,307	158,976,372	38.1
Income-driven Repayment(2)	2,750	106,872,659	25.6
Total	21,477	$417,746,477	100.0%

(1)  Includes, among others, graduated repayment and interest-only period loans.
(2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 189 loans with an aggregate outstanding principal balance of $9,357,269 currently in an interest-only period.  These interest-only loans represent approximately 2.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	10,656	$178,435,145	42.7%
Unsubsidized	10,821	239,311,331	57.3

Total	21,477	$417,746,477	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	40	$1,661,737	0.4%
October 1, 1993 through June 30, 2006	21,437	416,084,740	99.6
July 1, 2006 and later	0	0	0.0

Total	21,477	$417,746,477	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,109	$14,252,672	3.4%
College Assist	6	198,700	*
Educational Credit Management Corporation	656	14,453,729	3.5
Great Lakes Higher Education Corporation	11,293	245,541,123	58.8
Illinois Student Assistance Comm	910	13,573,565	3.2
Kentucky Higher Educ. Asst. Auth.	539	8,327,866	2.0
Louisiana Office Of Student Financial Asst	241	3,037,648	0.7
Michigan Guaranty Agency	366	6,109,514	1.5
New York State Higher Ed Services Corp	2,155	35,242,701	8.4
Oklahoma Guaranteed Stud Loan Prog	539	8,889,129	2.1
Pennsylvania Higher Education Assistance Agency	1,739	31,756,716	7.6
Texas Guaranteed Student Loan Corp	1,924	36,363,112	8.7

Total	21,477	$417,746,477	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

ASCENDIUM EDUCATION SOLUTIONS, INC.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

The information in the following tables has been provided to the Issuer from reports provided by or to the U.S. Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the U.S. Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the U.S. Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

The U.S. Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2014, 2015, 2016, 2017 and 2018 of 0.699%, 0.648% 0.608%, 0.827%, 1.000% and 1.480%, respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 0.94%, 1.05%, 1.37%, 1.80%  and 2.21% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the U.S. Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation. According to the U.S. Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

[1]
In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

*	The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.

The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio*

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018	0.35%
2019	2.00%

The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%